SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                              _______________________

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report:  February 27, 2002
                                           ---------------
                          (Date of earliest event reported)



                              DANIELSON HOLDING CORPORATION
                              ----------------------
              (Exact name of registrant as specified in its charter)


                                     Delaware
                                     --------
                  (State or other jurisdiction of incorporation)


            1-6732                                       95-6021257
            ------                                       ----------
   (Commission File Number)                (IRS Employer Identification Number)


            767 Third Avenue, New York, New York         10017
            --------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

                                  (212) 888-0347
                                  --------------
               (Registrant's telephone number, including area code)


  Item 5.      Other Events
  -------      ------------

     On February 27, 2002, Danielson Holding Corporation (the "Registrant") issued a press release announcing that the Registrant is in talks to acquire American Commercial Lines Holdings LLC in connection with a comprehensive recapitalization of ACL.

     The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.









 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
  -------  ------------------------------------------------------------------

  (c)       Exhibits

  Exhibit
  Number                   Description
  ------                   -----------
  99.1 Press Release issued by Danielson Holding Corporation on February 27, 2002.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: February 27, 2002
         ----------------

                                Danielson Holding Corporation



                            By: /s/ David M. Barse
                                    ----------------------
                                    David M. Barse
                                    President


                               /s/  Michael Carney
                                    ----------------------
                                    Michael Carney
                                    Chief Financial Officer




                                   EXHIBIT INDEX



  Exhibit
  Number        Description
  ------        -----------

  99.1          Press Release issued by Danielson Holding Corporation on
                February 27, 2002.